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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): May 28, 1998


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 1998, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1998-NC2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

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           Delaware                  333-50153              13-3439681
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
NEW YORK, NEW YORK                                         10048
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(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659


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Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated May 28, 1998, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 1998, among the Registrant as depositor, New Century Mortgage Corporation as master servicer and U.S. Bank National Association as trustee. The Certificates designated as the Series 1998- NC2 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



     Exhibit No.          Description
     -----------          -----------


         99.1 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1998-NC2

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 28, 1998

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By: /s/ Matthew R. Bollo
                                             --------------------------------
                                          Name:   Matthew R. Bollo
                                          Title:  Assistant Vice President

                                INDEX TO EXHIBITS



                                                                   Sequentially
Exhibit No.                 Description                            Numbered Page
-----------                 -----------                            -------------
    99.1      Computational Materials (as defined in Item 5)            P
              that have been provided by Salomon Brothers
              Inc to certain prospective purchasers of Salomon
              Brothers Mortgage Securities VII, Inc., Asset-
              Backed Floating Rate Certificates, Series 1998-NC2